Exhibit 99.1

J:\NData\Real Estate\American Agriculture\Photos\IMG_0088.JPGW:\Logos\Company Logos\EFGH\Farmland Partners.pngOctober 2014 Company Overview

W:\Logos\Company Logos\EFGH\Farmland Partners.png1 Forward-Looking Statements Some of the statements contained in this presentation constitute forward-looking statements within the meaning of the federal securities laws.Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts.In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “projects,” “predicts,” or “potential” or the negative of these words or similar words, which are predictions of or indicate future events or trends and which do not relate solely to historical matters.You can also identify forward-looking statements by discussions of strategy, plans or intentions. The forward-looking statements contained in this presentation reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances, many of which are beyond our control, that may cause actual results to differ significantly from those expressed in any forward-looking statement.While forward-looking statements reflect our good faith beliefs, assumptions and expectations, they are not guarantees of future performance.Furthermore, we expressly disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in the underlying assumptions or factors, new information, data or methods, future events or other changes.For a further discussion of these and other factors that could cause our future results to differ significantly from any forward-looking statements, see the section entitled “Risk Factors” in the final prospectus related to our follow-on offering, which was filed with the Securities and Exchange Commission on July 25, 2014, and subsequent filings with the Securities and Exchange Commission. This presentation contains statistics and other data that has been obtained from or compiled from information made available by third parties.We have not independently verified such statistics or data.

W:\Logos\Company Logos\EFGH\Farmland Partners.png2 .Farmland Partners currently owns or has under contract a total of 34,944 acres1located primarily in the heartland of the U.S., including the following states: .Illinois .Nebraska .Colorado .Arkansas .Louisiana .IPO portfolio totaled 7,323 acres .Since April an additional 27,621 acres have been closed on or put under contract .Total weighted-average Cap Rate of approximately 4.30%2 .Weighted-average Cap Rate of post IPO acquisitions of approximately 4.75%2 .Total of 24 tenants2 Portfolio Overview ____________________ (1) Of which 24,326 acres are owned and 10,618 acres are under contract and pending closing (2) Including farms under contract

W:\Logos\Company Logos\EFGH\Farmland Partners.png3 45.5% Projected Increase in Global Grain Demand by 2050 Nearly 30% more in developing world meat consumption per capita in 2030 > 400% in developing world GDP growth in 2060 >38% population growth in 2050 Powerful Long-Term Global Supply & Demand Dynamics 4.3% Projected Increase in Global Cropland Supply by 2050 Declining rates of new cropland addition Continued global water depletion 99 million acres of urban conversion (2030) _____________________ Sources: OECD, World Bank, FAO, U.S. Geological Survey

W:\Logos\Company Logos\EFGH\Farmland Partners.png4 Attractive Investment Characteristics .Yield and crop optionality differentiate farmland from individual agricultural commodity investments .Since 1991, farmland has offered consistently positive annual returns and lower volatility, leading to significant cumulative outperformance (1) ____________________ Sources: NCREIF, SNL Financial, FactSET and Economic Research Service/USDA (1991 = 100) Farmland Cumulative Returns vs. Corn & Soybeans 0 300 600 900 1,200 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 Farmland Corn Soybeans (1) (non-cumulative) Farmland Annual Returns vs. Corn & Soybeans (75%) 0% 75% 150% 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 Farmland Corn Soybeans

W:\Logos\Company Logos\EFGH\Farmland Partners.png5 Attractive Investment Characteristics .Farmland properties have regularly outperformed other real estate asset classes .Since NCREIF began tracking farmland values in 1992, there has not been a year with negative total returns .Since 2003, farmland has yielded total returns of 15.8% _________________ Source: National Council of Real Estate Investment Fiduciaries 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 S&P 500 26.4% Retail 23.0% Farm 33.9% Hotel 23.6% Office 20.5% Farm 15.8% S&P 500 23.5% Apartment 18.2% Apartment 15.5% Farm 18.6% S&P 500 29.6% Retail 17.1% Farm 20.5% Apartment 21.2% Farm 21.2% Timber 18.4% Timber 9.5% Farm 6.3% Retail 12.8% Farm 15.2% S&P 500 13.4% Farm 20.9% Farm 9.7% Apartment 13.0% Industrial 20.3% Office 19.1% Hotel 18.1% Retail (4.1%) Timber (4.8%) S&P 500 12.8% Industrial 14.6% Retail 11.6% Retail 12.9% Apartment 8.9% Industrial 12.1% Retail 20.0% Industrial 17.0% Farm 15.9% Industrial (5.8%) Retail (10.9%) Office 11.7% Retail 13.8% Apartment 11.2% Industrial 12.3% Industrial 8.2% Office 12.0% Office 19.5% Apartment 14.6% Industrial 14.9% Apartment (7.3%) Apartment (17.5%) Industrial 9.4% Office 13.8% Industrial 10.7% Apartment 10.4% Timber 7.7% Timber 11.2% Timber 19.3% Timber 13.7% Retail 13.5% Office (7.3%) Industrial (17.9%) Hotel 9.0% Hotel 11.8% Office 9.5% Office 9.9% Hotel 6.1% Hotel 10.2% Hotel 19.0% S&P 500 13.6% Apartment 11.4% Hotel (9.4%) Office (19.1%) Farm 8.8% Timber 1.6% Hotel 8.3% Timber 9.7% Office 5.7% S&P 500 9.0% S&P 500 3.0% Retail 13.3% S&P 500 3.5% S&P 500 (38.5%) Hotel (20.4%) Timber (0.2%) S&P 500 (0.0%) Timber 7.8% Hotel 7.7%

W:\Logos\Company Logos\EFGH\Farmland Partners.png6 Attractive Investment Characteristics Average Annual Returns and Standard Deviation : Farmland vs. Select Asset Classes ____________________ (1)Source: NCREIF (2013) (2)Source: Bloomberg. Annual returns of the MCSI US REIT INDEX (RMS) (3)Source: Bloomberg. S&P 500 returns include dividends (4)Source: The BofAMerrill Lynch US Corporate Index (C0A0) (5)Source: Bloomberg 12.2% 10.4% 9.8% 8.7% 8.7% 6.9% 6.2% 7.1% 20.0% 8.1% 8.4% 17.9% 6.6% 15.9% 5.0% 10.0% 15.0% 20.0% Farmland Total REIT Return Apartments All Commercial Real Estate S&P 500 Investment Grade Bonds Gold Annualized Returns Standard Deviation (1) (2) (3) (4) (5) .Price Appreciation + Current Yields = Powerful Total Returns Story (1995 -2013) (1) (1)

W:\Logos\Company Logos\EFGH\Farmland Partners.png7 Attractive Investment Characteristics Global Fundamentals Operating Environment Capital Markets Opportunity Vs. Real Estate Alternatives: .Near-zero Vacancy .Up-front Rent .Little or no Maintenance Capex or Property Taxes .Supply Constraints .No Obsolescence .No Economic Depreciation Vs. Commodity Alternatives: .Current Yield .Crop Optionality .Productivity Gains .Long-term Drivers

W:\Logos\Company Logos\EFGH\Farmland Partners.png8 Farmland Price Trends: Perception vs. Reality .Contrary to speculative negative reports by the press, farmland values are still increasing in most of the United States according to the USDA and the Federal Reserve .As reported by the USDA, the United States farm real estate value was up 8.1% from 2013 values1 .Illinois: +5.9% .Nebraska: +11.4% .Arkansas: +5.6% .Louisiana: +4.7% .Colorado: +5.5% .Federal Reserve surveys in the primary agricultural regions also have shown generally an increase in farmland value per acre from 2Q 2013 to 2Q 2014: .Chicago Fed: +3%2 .Kansas City Fed: +6%3 .St. Louis Fed: -3.5%4 .Dallas Fed: +4.9% dryland and +1.8% irrigated5 ---------------------------------------------- Sources: (1)USDA, Agricultural Land Values Report (August 2014) (2)Chicago Fed, AgLetter(August 2014) (3)Kansas City Fed, Agricultural Credit Conditions (Second Quarter 2014) (4)St. Louis Fed, Agricultural Finance Monitor (Second Quarter 2014) (5)Dallas Fed, Agricultural Survey (Second Quarter 2014), Northern Louisiana

W:\Logos\Company Logos\EFGH\Farmland Partners.png9 Officers and Directors’ Investment .Since the IPO, the company’s officers and directors have made numerous open market purchases of common stock: .Paul Pittman: 25,100 shares .Luca Fabbri: 2,000 shares .Dean Jernigan: 10,000 shares .Chris Downey: 20,000 shares .Other: 500 shares .Total ownership controlled by insiders: 22.9%1 ____________________ (1)Includes 1,945,000 of OP units, 214,283 of restricted shares, and 57,600 shares acquired on the open market.